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EXHIBIT 10.2


                             PROMISSORY NOTE
                             ---------------
                             (Demand / Term)
                    (Base Rate / LIBOR / Fixed Rate)

USD $3.750.000,00                                             April 26 2000
-----------------                                             -------------

                  FOR VALUE RECEIVED, the undersigned (the "Borrower") hereby promises to pay to BANCO BILBAO VIZCAYA, S.A. (the "Bank") at Elizabethan Square George Town, Grand Cayman, Cayman Islands, B.W.I., the principal sum of THREE MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS in lawful money of UNITED STATES OF AMERICA and in immediately available funds:

                  [x]  on demand,

                  [ ]  ______days from date

                  [ ]  on_____________________
                            [maturity date]

                  The Borrower promises also to pay interest on the unpaid principal hereof in like money and like funds at said office from the date hereof until paid:

                  [X]  at the rate of 11,50% per annum

                  [ ]  at the rate of ___% per annum
                       above the Bank's floating Base Lending Rate

                  [ ]  ___% per annum above LIBOR___ MONTH(s)

provided that, on and after maturity (by acceleration or otherwise), such rate per annum shall be 2% in excess of that which would otherwise be applicable and provided further that the interest rate applicable hereunder shall at all times be the lesser of (a) the rate specified herein or (b) the maximum permitted by law. "Base Lending Rate" shall mean the rate announced by the Bank from time to time at its Grand Cayman Office as base lending rate for domestic commercial loans, such rate to change on the effective date of each change in the Base Lending Rate so announced by the Bank. Interest shall be computed on the number of days actually elapsed on the basis of a 360-day year. "LIBOR" shall mean the interest rate per annum quoted to the Bank in the London interbank borrowing market for deposits of U.S. dollars in such amount and for such duration as corresponds to the loan in question.

                  Such interest shall be payable:

                  [ ]  monthly

                  [ ]  bimonthly

                  [X]  quarterly

                  [ ]  semiannually

                  [ ]  annually

                  [ ]  at maturity only

in arrears, commencing on the date of disbursement of the funds, upon any prepayment hereon (to the extent accrued on the amount thereof); at maturity (whether by acceleration or otherwise) or, if the principal hereof is due on demand, on demand; and after maturity on demand.

                  All payments by the Borrower under this Note are to be made without any withholding or deduction for any and all present or future taxes, duties, levies, fees or other charges and without any set-off or counter-claim whatsoever. If any

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deduction or withholding is required in respect of any sum payable under this
Note, the Borrower shall increase the sum so that the net amount received by the Bank after the deduction of withholding (and after the payment of any tax or additional tax which is due as a consequence of the increase) shall be equal to the amount which the Bank would have been entitled to receive in the absence of any requirement to make a deduction or withholding.

                  If in connection with any loan to which the LIBOR-based interest rate applies there shall occur any event (including but not limited to an increase in reserve requirements) which the Bank in its sole discretion determines would result in the Bank not receiving interest effective at the rate specified herein, the Borrower shall pay to the Bank, on demand, such additional amounts as may be necessary to compensate the Bank for any such deficiency.

                Without prejudice to the Bank's right hereunder, if for any reason it becomes unlawful or impossible for the Bank to make, maintain or fund this Note or give effect to its obligations as contemplated by this Note, or any of the obligations expressed as being assumed by the Borrower under this Note is not or ceases to be valid, legal, binding and enforceable against the Borrower in accordance with its terms, the Bank's obligations hereunder shall terminate and the Bank may, by written notice to the Borrower, terminate this Note forthwith and demand immediate payment of, and the Borrower will forthwith pay the Bank, all sums outstanding hereunder.

                 Upon the occurrence of any of the following specified events of default - (a) the Borrower shall default in the due and punctual payment of any interest on this Note; or (b) any representation, warranty or statement made by the Borrower herein or in writing in connection herewith, or in any certificate or financial or other statement furnished in connection herewith, shall be reached or shall prove to be untrue in any material respect on the date as of which made, or shall omit to state a material fact necessary to make such representations, warranties or statements not misleading; or (c) the Borrower shall default in the due payment of any indebtedness (direct or contingent) for borrowed money or evidenced by a bond, debenture, note or other security or by an agreement of guarantee or any holder of any such indebtedness of the Borrower (or a person acting on their behalf) shall become entitled to cause any such indebtedness to become, or any such indebtedness shall become, due prior to its stated maturity; or (d) the Borrower shall suspend or discontinue its business, or shall make an assignment for the benefit of, or composition with, creditors, or shall become insolvent or unable or generally fail to pay its debts when due; or the Borrower shall become a party or subject to any liquidation or dissolution action or proceeding with respect to the Borrower or any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors with respect to the Borrower, or a receiver, liquidator, custodian or trustee shall be appointed for the Borrower or a substantial part of its assets and, if any of the same shall occur involuntarily as to the Borrower, it shall not be dismissed, stayed or discharged within 60 days; or if any order for relief shall be entered against the Borrower under Chapter 11 of the United States Code entitled "Bankruptcy"; or the Borrower shall take any action to effect, or which indicates its acquiescence in any of the foregoing; - THEN due, and in any such event, and at any time thereafter if any such event of default shall then be continuing, the Bank may, by written notice to the Borrower, declare the principal of, and interest on, this Note to be, whereupon the same shall forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind.

                  The Borrower represents and warrants that (i) all acts, filings, conditions and things required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the issuance of this Note to constitute this Note the duly authorized, legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms have been done, performed and have happened in due and strict compliance with all applicable laws; (ii) the issuance and performance of this Note will not violate any law, rule, regulation, order, decree, permit, agreement or instrument to which the Borrower is a party or is subject, or result in the imposition of any lien upon any of the Borrower's assets; and (iii) the Borrower's financial statements delivered to the Bank in connection herewith, if any, fairly present the financial condition and the results of operations of the Borrower as at the end of and for the periods covered thereby and there has been no material adverse change in the condition

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(financial or otherwise) of the Borrower since the date of the last financial statement delivered by the Borrower to the Bank.

          This Note is secured:

     [ ]  time deposits, securities and current accounts held with the Bank

             [ ] pursuant to a Security Agreement between the Bank and the Borrower, dated,______________________

             [ ]  a guaranty of _____________________________,
                  dated ______________________.

             [ ]  other security, described as follows:

                  FIDUCIARY
                  -------------------------------------


(together the collateral)

If the value of the collateral falls below [the usual or agreed upon margin] [_____% of the aggregate principal amount of this Note] or if for any other reasons the Bank considers that the collateral provided is no longer sufficient to cover its claims, the Borrower shall on first demand from the Bank, reduce the amount of indebtedness hereunder or provide additional security to the Bank in order to reinstate the margin within the limit required by the Bank. If the Borrower fails to comply with the Bank's request to either reduce the indebtedness or provide additional security within the required time limit or, due to practical or legal grounds, it is impossible for the Bank to contact the Borrower, all of the Borrower's obligations under this Note shall immediately become due and payable in their entirety.

In addition to any general lien, right of set-off or similar right to which the Bank, as bankers, may be entitled by law, the Bank may at any time [after demand has been made hereunder] and without notice to the Borrower, debit any of the Borrower's accounts with the Bank with all or any part of the aggregate principal amount of all sums then outstanding under this Note and all other amounts payable by the Borrower to the Bank hereunder, all other amounts payable by the Borrower to the Bank hereunder, notwithstanding that such debit may cause any such account to become overdrawn or cause an existing overdraft to be increased, and or set off or transfer any sum or sums standing to the credit of any of the Borrower's accounts with the Bank, whether or not the same may result in the breaking of any fixture of notice period in relation to a credit or deposit balance, in or towards satisfaction of the Borrower's liabilities to the Bank on any other account (whether such liability is actual or contingent, primary or collateral, present or future, several or joint or in any other respect; and if such liability or any part thereof is in different currency from any credit balance against which the Bank seeks to set it off, the Bank shall be entitled to use the currency of such credit balance for the purchase of an amount in the currency of the liability not exceeding the amount of such liability and also to pay out of such credit balance any additional sum which the Bank may be required to pay for such currency and any costs in connection with such purchase.

This Note is subject to prepayment in whole or in part without premium or penalty except in the case of a LIBOR-based loan, prepayment of which may be subject to premium or penalty. The Borrower (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees to pay to the holder hereof, on demand, all costs and expenses (including reasonable legal fees) incurred in connection with the enforcement and collection of this Note. This Note shall be construed in accordance with and governed by laws of the Cayman Islands.

The Borrower agrees that any legal action or proceeding with respect to this Note against the Borrower may be brought in the courts of the Cayman Islands located in the City of George Town, Grand Cayman and that process out of said courts may be served by mail and that such service shall be deemed effected 10 days after mailing. Nothing herein shall affect the right of the Bank to serve process in any other manner permitted by law or to commence legal proceedings in any other jurisdiction.

Name of Borrower:

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                     By (signature): /s/ Maricio Muyshondt
                                     ----------------------------
                              Print: MAURICIO MUYSHONDT

                   Name of Borrower: INMOBILIARIA PRICESMART S.A. DE C.V.
                                     ------------------------------------
                              Title:  PRESIDENT
                            Address:  EL SALVADOR

JURISDICTION OF Incorporation/
Organization (if not an individual):
                                    ------------------------------------


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                                                         BANCO BILBAO VIZCAYA
                                          P.O. BOX 1115 GT-ELIZABETHAN SQUARE
                                         GRAND CAYMAN, CAYMAN ISLANDS, B.W.I.


                      THIRD PARTY DEED OF CHARGE AND PLEDGE



1. I/We the undersigned PSMT CARIBE INC. charge and/or pledge by way of first fixed charge in favor of BANCO BILBAO VIZCAYA, S.A., Grand Cayman Branch, (hereafter referred to as "the Bank") as security for all present and future claims arising out of my/our business relationships with the Bank, that the Bank has or might assert against INMOBILIARIA PRICESMART EL SALVADOR securities, negotiable instruments, savings books, time deposits, deposit books, insurance policies, other valuables and assets which are now or which might be, directly or indirectly, in possession of the Bank, whether deposited against it or whatever nature, sight and term deposits in whatever currency, metal accounts, claims arising out of fiduciary placements or fiduciary loans, interest in joint deposits of the Bank (together, the "collateral"). This charge and pledge in favor of the Bank also covers all rights and claims which it holds or shall hold in a fiduciary capacity towards third parties.

2. This charge and pledge encompasses all subordinated rights attached to the collateral, including, without limitation to the foregoing as interest, dividends, subscription rights, appreciation, accruals, bonuses, privileges, both present and future.

3. The charge and pledge of the collateral covers all the Bank's claims including, without limitation to the foregoing, principal, accrued and current interest, commissions, as well as all custody fees, sales expenses and legal expenditures.

         If there is more than one claim, the Bank is entitled to determine, at its own discretion, against which claim the collateral or the proceeds collected from its sale shall apply.

4. If the value of the collateral falls below the usual or agreed upon margin, or if for other reasons the Bank considers that the security provided is no longer sufficient to cover its claims, I/we will have the obligation on first demand from the Bank, to reduce the amount of the indebtedness or to supply additional security in order to reinstate the margin within the prescribed time limit.

         If this deadline is not met or, due to practical or legal grounds, it is impossible for the Bank to reach me/us, the Bank's claims will immediately become due and payable in their entirety.

5. Upon nonpayment of any claim when due, or in case the Bank deems itself unsecured, or if a material adverse change shall occur in the financial condition of the undersigned, or upon any proceedings being commenced by or against the undersigned (or any of them) under any bankruptcy, reorganization, insolvency or similar proceeding, then the Bank shall have the right to sell, resell, assign, transfer and deliver the collateral and shall have all of the rights and remedies of a secured party.

6. The Bank shall not incur any liability if it does not exercise the rights conferred upon it by this Deed or it uses them only partially.

7. All notices from the Bank shall be deemed valid given if sent to the address last indicated by the undersigned.

8. The rights and obligations of the parties hereunder shall be governed by, and construed in accordance with the laws of the Cayman Islands. Any legal proceeding with respect to this Deed may be brought in the courts of the Cayman Islands, as the Bank may elect, and the undersigned consents to the

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         service of process out of any of the aforementioned courts in any such action or proceeding by mailing a copy thereof by registered mail, postage prepaid, to the undersigned at the address set forth below, such notice to become effective thirty days after mailing thereof.

     EXECUTED as a deed.

     Place:   __________________________

     Date:    __________________________

     Signature(s): /s/ Kurt May                   /s/ Allan Youngberg
                  ----------------------         ----------------------
                  Kurt May (President)           Allan Youngberg (CFO)
                                                 PSMT CARIBE INC.